HEI Base Revenue

Hearing, Medical, RFID and Legacy Business.



50
45
40
35
30
25
20
15
10
5
0
Dollars, Mil
1997
Adj 1997
1998
1999
2000
2001
Proj 2002
Proj 2003
Hard Drive
Base

Does not include Broadband

HEI Revenue
by Market Segment



Dollars Million
80
70
60
50
40
30
20
10
0
1997
Adj 1997
1998
1999
2000
2001
Proj 2002
Proj 2003
Broadband
Hard Drive
Base

Solid Base Business: Hearing & Medical

- Build on solid base of business
  - Customers are market leaders
  - Long-term partners, multiple projects
- Invest for growth with technology
  - High Density Laminate Substrates and Assembly on Laminates
- Result
  - Solid, growing base of business.
  - Tripled revenue since 1997.
  - Revenues expected to increase throughout FY2002; however, total base revenue is less than FY2001.
  - Gross margins will improve with technology.
  - More diverse customer and program base.